Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Casino Players, Inc. (the 'Registrant') for the quarter ending June 30, 2010, I, William G. Forhan, Chief Executive Officer, Chief Financial Officer and Chairman of the Registrant hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

	1.	Such Quarterly Report on Form 10-Q for the quarter ending June 30,
2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2.	The information contained in such Quarterly Report on Form 10-Q for the quarter ending June 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 12, 2011

/s/ William G. Forhan
William G. Forhan
Chief Executive Officer, Chief
Financial Officer and Chairman
(Principal Executive Officer)
(Principal Financial and Accounting Officer)

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